SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: July 13, 2004

                            State Street Corporation
   .............................................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                  0-5108                   04-2456637
.........................    ........................   ........................
(State of Incorporation)    (Commission File Number)   (IRS Employer Identifica-
                                                            tion Number)



     225 Franklin Street, Boston, Massachusetts                02110
 ..............................................................................
     (Address of principal executive offices)                (Zip code)




Registrant's telephone number, including area code:   (617) 786-3000


Item 12. Results of Operations and Financial Condition.

         The following information and exhibit is furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition of Form 8-K pursuant to the Securities Exchange Act of 1934:

         On July 13, 2004, Registrant issued a press release announcing results of operations and related financial information for its completed financial second quarter of 2004. The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STATE STREET CORPORATION

                                          /s/       Pamela D. Gormley
                                          -----------------------------------
                                          Name:     Pamela D. Gormley
                                          Title:    Executive Vice President
                                                    and Corporate Controller

Date: July 13, 2004


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                                  EXHIBIT INDEX

Exhibit

99.1     Form of press release dated July 13, 2004